UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 23, 2015

                               CANNAPHARMARX, INC.
                              ---------------------
             (Exact name of Registrant as specified in its charter)

            Delaware                    000-27055                 24-4635140
------------------------------  ------------------------    --------------------
 (State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

           One Collins Drive, Suite 100, Carneys Point, NJ 08069
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (856) 376-0500
        -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                            SECTION 7 - REGULATION FD

ITEM 7.01 - REGULATION FD DISCLOSURE.
------------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On March 23, 2015, CannaPharmaRx, Inc. made a press release. The text of the press release is attached hereto as Exhibit 99.1.



                             SECTION 8 - OTHER ITEMS

ITEM 8.01 - OTHER ITEMS
-----------------------

On March 23, 2015, the Financial Industry Regulatory Authority (FINRA) approved the Company's name change to CannaPharmaRx, Inc.

The name change became effective with the Over-the-Counter Bulletin Board at the opening of trading on March 23, 2015 under the new stock symbol "CPMD". CannaPharmaRx, Inc.'s new CUSIP number is 13765D109.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

         (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                                       DESCRIPTION
-----------------------                    -----------------------------------
      99.1                                 Press Release, dated March 23, 2015




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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CANNAPHARMARX, INC.


                                  By:/s/ Gerry Crocker
                                  -------------------------------------
                                  Gerry Crocker

                                  Title: Chief Executive Officer



Date: March 23, 2015






























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